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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 14, 2005


                              ACE SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2005, providing for the issuance of
   ACE Securities Corp. Home Equity Loan Trust, Series 2005-SD1, Asset-Backed
                           Pass-Through Certificates)


                              ACE Securities Corp.
                              --------------------

             (Exact name of registrant as specified in its charter)

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          Delaware                    333-119047               56-2088493
----------------------------       ----------------         ----------------
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)               Number)             Identification Number)


6525 Morrison Blvd., Suite 318,
Charlotte, North Carolina                                    28211
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: 704-365-0569

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
          --------------------------------------------------

Description of the Certificates and the Mortgage Pool

                  On January 14, 2005, a series of certificates, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2005-SD1, Asset-Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among ACE Securities Corp. as depositor (the "Depositor"), Ocwen Federal Bank FSB as a servicer, Option One Mortgage Corporation as a servicer, Select Portfolio Servicing, Inc. as a servicer, Wells Fargo Bank, N.A. as master servicer and securities administrator (the "Master Servicer and Securities Administrator") and HSBC Bank USA, National Association as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and junior lien mortgage loans having original terms to maturity up to 50 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $149,041,679.29 as of November 30, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 14, 2005, between DB Structured Products, Inc. as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates were sold by Depositor pursuant to the Amended and Restated Underwriting Agreement, dated June 24, 1999, as amended and restated to and including July 8, 2002, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated January 12, 2005 (collectively, the "Underwriting Agreement").



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         The Certificates have the following initial Certificate Balances and
Pass-Through Rates:

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               Initial Certificate                 Pass-Through
   Class      Principal Balance(1)                     Rate
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    A-1           $112,394,000             One-Month LIBOR + 0.40%(2)(3)
    M-1            $15,279,000             One-Month LIBOR + 0.75%(2)(3)
    M-2            $7,826,000              One-Month LIBOR + 1.25%(2)(3)
    M-3            $7,081,000              One-Month LIBOR + 3.50%(2)(3)
    M-4            $1,863,000              One-Month LIBOR + 3.00%(2)(3)
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(1)               Approximate.
(2) The pass-through rate for each class of Offered Certificates will be subject to the Net WAC Pass-Through Rate as described in this prospectus supplement under "Description of the Certificates-Pass-Through Rates."
(3) After the optional termination date, the margin applicable to the Class A-1 Certificates will increase by 100% and the margins applicable to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase by 50%.

                  The Certificates, other than the Class CE, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated January 12, 2005 (the "Prospectus Supplement"), and the Prospectus, dated September 23, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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Item 9.01 Financial Statements and Exhibits
          ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


-------------------- -----------------------------------------------------------
      EXHIBIT NO.                            DESCRIPTION
-------------------- -----------------------------------------------------------
          4.1 Pooling and Servicing Agreement, dated as of January 1, 2005, by and among ACE Securities Corp., as Depositor, Ocwen Federal Bank FSB as a servicer, Option One Mortgage Corporation as a servicer, Select Portfolio Servicing, Inc. as a servicer, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator and HSBC Bank USA, National Association as Trustee relating to the Series 2005-SD1 Certificates.
-------------------- -----------------------------------------------------------




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 16, 2005


                                                 ACE SECURITIES CORP.


                                                 By:     /s/
                                                         -----------------------
                                                 Name:   Douglas K. Johnson
                                                 Title:  President

                                                 By:     /s/
                                                         -----------------------
                                                 Name:   Evelyn Echevarria
                                                 Title:  Vice President


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                                Index to Exhibits
                                -----------------

                                                              Sequentially
Exhibit No.                  Description                      Numbered Page
-----------                  -----------                      -------------
    4.1            Pooling and Servicing Agreement, dated           7
                   as of January 1, 2005, by and among
                   ACE Securities Corp., as Depositor,
                   Ocwen Federal Bank FSB as a servicer,
                   Option One Mortgage Corporation as a
                   servicer, Select Portfolio Servicing,
                   Inc. as a servicer, Wells Fargo Bank,
                   N.A. as Master Servicer and Securities
                   Administrator and HSBC Bank USA,
                   National Association as Trustee
                   relating to the Series 2005-SD1
                   Certificates.